Exhibit 99.1

Contact: Lewis Goldberg / Todd Fromer

KCSA Worldwide

212.896.1216 / 212.896.1215

lgoldberg@kcsa.com / tfromer@kcsa.com

PFSweb and eCOST.com Sign Definitive Merger Agreement

Merger to Combine eCOST.com’s Strong Web Commerce Platform

With PFSweb’s Advanced Technology and Distribution Infrastructure

Companies to Host Joint Conference Call on Monday, December 5th

Plano, Texas and Torrance, Calif., November 29, 2005 – PFSweb, Inc. (Nasdaq: PFSW), a global provider of integrated business process outsourcing (BPO) solutions, and eCOST.com (Nasdaq: ECST), a leading online discount retailer, announced today they have signed a definitive merger agreement.

Under the terms of the agreement, eCOST.com will become a wholly owned subsidiary of PFSweb, operating under the eCOST.com name and maintaining its headquarters in Torrance, California. PFSweb will issue to eCOST.com shareholders one PFSweb common share for each outstanding share of eCOST.com in a tax-free, share-for-share transaction. The combined revenue between both companies for the trailing twelve months ended September 30, 2005 totaled $528 million.

Mark Layton, CEO of PFSweb, said, “We are pleased to move forward with our previously announced proposed merger. By combining the core strengths of both PFSweb and eCOST.com, this transaction provides a unique opportunity to tap the true underlying growth potential for both companies and optimize performance. Further, we believe the combined company can generate significant cost savings of approximately $4-$5 million per year.

“We believe the effective utilization of our world-class technology infrastructure with eCOST.com’s web commerce capabilities will dramatically give us the opportunity to increase the scale of our business and enhance our growth outlook. The combined company will benefit from a larger, more diverse customer base that can create additional revenue streams, provide significant cross-selling opportunities and expand our portfolio of product and service offerings.”

Adam Shaffer, CEO of eCOST.com, said, “Our highly recognizable e-commerce platform and growing 1.3 million total customers for new and refurbished products combined with PFSweb’s distribution and fulfillment capabilities provides strong future growth opportunities. This merger complements both businesses, which we believe will result in greater overall service for our customers, enhanced financial strength and stronger returns for our shareholders.”

The Boards of Directors of both PFSweb and eCOST.com unanimously approved the merger transaction. Wells Fargo Securities, LLC acted as PFSweb’s financial advisor and Thomas Weisel Partners, LLC acted as eCOST’s financial advisor. Wolff & Samson PC is acting as PFSweb’s legal counsel and Latham & Watkins LLP is acting as eCOST.com’s legal counsel.

The parties currently anticipate consummating the merger in the first quarter of 2006. Upon the closing of the merger, shares of eCOST.com common stock would no longer be listed on NASDAQ. The consummation of the merger is subject to customary closing conditions including the approval of the stockholders of both PFSweb and eCOST.com at special meetings, the amendment to PFSweb’s charter to increase the number of authorized shares of PFSweb common stock and no material adverse change in either company’s business.

PFSweb, known as “the brand behind the brand,” currently warehouses, manages and fulfills more than $1.6 billion annually in merchandise and transactions for its clients from distribution facilities located worldwide. eCOST.com is a multi-category online discount retailer of new, closeout and refurbished products, offering more than 100,000 brand-name products including computer hardware and software, home electronics, digital imaging, jewelry, housewares, DVDs, video games, and more, from leading manufacturers such as Apple, Canon, Sony, HP, Nikon, Onkyo, and Toshiba. eCOST.com markets to both consumer and business customers through its Every Day Low Price platform and proprietary Bargain Countdown platform.

Conference Call Information

PFSweb and eCOST.com will host a joint conference call on Monday, December 5th at 3:30 p.m. Central Time (4:30 p.m. Eastern). Management for both companies will discuss the definitive merger agreement in greater detail in a presentation format. To view the PowerPoint presentation that will coincide with the conference call, please go to the following link, http://kcsa.econfcall.net/webconference.jsp?refno=6769749. Please join 15 minutes before the conference call is scheduled to begin to enable your PC for Internet conferencing.

To listen to the live call, please dial (973) 935-2800 pin number: 6760329, at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode at the Company’s website, www.pfsweb.com.

A digital replay of the conference call will be available through December 16, 2005 at (973) 341-3080 pin number 6760329. The replay, as well as the PowerPoint presentation, will also be available at the Company’s web site for a limited time.

About eCOST.com, Inc.

eCOST.com is a leading multi-category online discount retailer of high-quality new, “close-out” and refurbished brand-name merchandise for consumers and small business buyers. eCOST.com markets over 100,000 different products from leading manufacturers such as Apple, Canon, Citizen, Denon, HP, Nikon, Onkyo, Seiko, Sony, and Toshiba primarily over the Internet (http://www.ecost.com) and through direct marketing. Prior to April 11, 2005, eCOST.com was a subsidiary of PC Mall, Inc.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include eCOST.com’s expectations, hopes or intentions regarding the future, including but not limited to statements regarding business and financial trends and eCOST.com’s expectations regarding profitability, eCOST’s agreement to merge with PFSweb and the expected benefits of such a merger. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially are the following: reliance on PC Mall’s maintenance of eCOST.com’s systems; eCOST.com’s ability to maintain existing and build new vendor and supplier relationships; ability to obtain favorable product pricing and vendor consideration; product availability; outages of eCOST.com’s systems and website; ability to attract customers on cost-effective terms; risks due to shifts in market demand and the economic climate and, with respect to the proposed merger, the inability of eCOST.com and PFSweb to, among other things, obtain approval from their respective shareholders for the transaction, and, assuming the merger is consummated, the inability of the companies to successfully integrate their business to achieve the anticipated benefits of the transaction. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of eCOST.com’s Annual Report on Form 10-K/A for the year ended December 31, 2004 filed with the Securities and Exchange Commission and in its other periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to eCOST.com as of the date hereof, and eCOST.com assumes no obligation to update any forward-looking statement.

About PFSweb, Inc.

PFSweb develops and deploys integrated business infrastructure solutions and fulfillment services for Fortune 1000, Global 2000 and brand name companies, including third party logistics, call center support and e-commerce services. The company serves a multitude of industries and company types, including such clients as Adaptec (Nasdaq:ADPT), CHiA’SSO, FLAVIA® Beverage Systems, Hewlett-Packard (NYSE:HPQ), International Business Machines (NYSE:IBM), Nokia (NYSE:NOK), Pfizer, Inc. (NYSE:PFE), Raytheon Aircraft Company, Rene Furterer USA, Roots, Inc., Smithsonian Institution and Xerox (NYSE:XRX).

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit our website at www.pfsweb.com.

The matters discussed in this news release (except for historical information) and, in particular, information regarding the merger, estimates, future revenue, earnings and business plans and goals, consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and are subject to and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks and uncertainties include, but are not limited to, PFSweb’s ability to retain and expand relationships with existing clients and attract new clients; PFSweb’s dependence upon its agreements with IBM; PFSweb’s reliance on the fees generated by the transaction volume or product sales of its clients; PFSweb’s reliance on its clients’ projections or transaction volume or product sales; PFSweb’s client mix and the seasonality of their business; PFSweb’s ability to finalize pending contracts; the impact of new accounting standards and rules regarding revenue recognition, stock options, and other matters; changes in accounting rules or current interpretation of those rules; the impact of strategic alliances and acquisitions; trends in the market for PFSweb’s services; trends in e-commerce; whether PFSweb can continue and manage growth; changes in the trend toward outsourcing; increased competition; PFSweb’s ability to generate more revenue and achieve sustainable profitability; effects of changes in profit margins; the customer concentration of PFSweb’s business; the unknown effects of possible system failures and rapid changes in technology; trends in government regulation both foreign and domestic; foreign currency risks and other risks of operating in foreign countries; potential litigation involving our e-commerce intellectual property rights; PFSweb’s dependency on key personnel; PFSweb’s ability to raise additional capital or obtain additional financing; PFSweb’s relationship with and its guarantees of the working capital indebtedness of its subsidiary, Supplies Distributors; PFSweb’s ability or the ability of its subsidiaries to borrow under current financing arrangements and maintain compliance with debt covenants; whether outstanding PFSweb warrants issued in a prior private placement will be exercised in the future and, with respect to the proposed merger. the inability of eCOST.com and PFSweb to, among other things, obtain approval from their respective shareholders for the transaction, and, assuming the merger is consummated, the inability of the companies to successfully integrate their business to achieve the anticipated benefits of the transaction A description of these factors, as well as other factors, which could affect PFSweb’s business, is set forth in PFSweb’s Form 10-K for the year ended December 31, 2004.

In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

WHERE YOU CAN FIND ADDITIONAL INFORMATION:

PFSweb will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement for the PFSweb and eCOST stockholder meetings and a prospectus for the PFSweb common stock to be offered to eCOST’s shareholders in connection with the Merger. Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger. Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by PFSweb from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the joint proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to either (i) PFSweb, Inc., 500 North Central Expressway, Suite 500, Plano, Texas 75074 Attention: Corporate Secretary, Telephone: (972) 881-2900, or from PFSweb’s website, www.pfsweb.com or (ii) eCOST.com, Inc., 2555 West 190th Street, Suite 106, Torrance CA 90504 Attention: Corporate Secretary, Telephone: (310) 225-5025, or from eCOST.com’s website, www.ecost.com.

Each company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from such company’s stockholders in favor of the prospective merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in any proxy statement that is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the common stock of either company is also set forth in the Schedule 14A filed by eCOST.com on May 27, 2005 with the SEC, and the Schedule 14A filed by PFSweb on April 28, 2005 with the SEC.